Exhibit 99.2

December 12, 2007

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read NRDC Acquisition Corp.’s statements included under Item 4.01 of its Form 8-K filed on December 12, 2007, and we agree with such statements concerning our firm.

GOLDSTEIN GOLUB KESSLER LLP